Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, for purposes of Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Nanometrics Incorporated (the “Company”) that based on his knowledge:

1. The Annual Report on Form 10-K/A of the Company for the annual period ended December 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2007	By:	/s/ Bruce C. Rhine
	Name:	Bruce C. Rhine
	Title:	Interim Chief Executive Officer

Date: April 30, 2007	By:	/s/ Quentin B. Wright
	Name:	Quentin B. Wright
	Title:	Interim Chief Financial Officer